Unaudited Proforma Information of Summary of Results of Operations (Detail) - Shannon Systems - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Net sales	$ 364,670	$ 293,562
Net income	$ 58,468	$ 42,483
Earnings per share
Basic	$ 0.42	$ 0.31
Diluted	$ 0.42	$ 0.31
Weighted average ordinary shares outstanding (thousand)
Basic	138,880	136,164
Diluted	140,414	138,347